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                                                                   EXHIBIT 4.1

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                       [LOGO OF DATAWAVE SYSTEMS INC]

       NUMBER                                                    SHARES

   INCORPORATED UNDER THE LAWS OF THE PROVINCE OF BRITISH COLUMBIA, CANADA


THIS CERTIFICATE IS TRANSFERABLE IN                  SEE REVERSE FOR
NEW YORK, NY, RIDGEFIELD PARK, NJ,                 CERTAIN DEFINITIONS
LOS ANGELES, CA AND VANCOUVER, BC
                                                            CUSIP

    THIS CERTIFIES THAT




IS THE REGISTERED HOLDER OF


        FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE

==========================DATAWAVE SYSTEMS INC=================================

In the capital of the above named Company subject to the Memorandum and Articles of the Company transferable on the share register of the Corporation by the registered holder in person or by duly authorized attorney in writing upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by an appropriate officer of the Transfer Agent and the Registrar or the Co-Transfer Agent of the Company.

   WITNESS the seal of the Company and the facsimile signatures of its duly authorized officers at Vancouver, British Columbia.

Dated:

                                [CORPORATE SEAL
                           OF DATAWAVE SYSTEMS INC.]

/s/ Peter Hough                                        /s/ Clive Barwin
    ____________________                                  ____________________
         SECRETARY                                             PRESIDENT


COUNTERSIGNED AND REGISTERED:               COUNTERSIGNED AND REGISTERED:
   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.    MONTREAL TRUST COMPANY OF CANADA
      TRANSFER AGENT AND REGISTRAR                CO-TRANSFER AGENT


                               BY
AUTHORIZED SIGNATURE                                       AUTHORIZED SIGNATORE

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   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common   UNIF GIFT MIN ACT-.........Custodian.........
 TEN ENT - as tenants by the                         (Cust)           (Minor)
           entireties                               under Uniform Gifts to
 JT TEN  - as joint tenants with                    Minors Act..................
           right of survivorship                                   (State)
           and not as tenants in  UNIF TRF MIN ACT- .....Custodian (until age..)
           common                                   (Cust)
                                                    ......under Uniform Transfer
                                                    (Minor)
                                                    to Minors Act...............
                                                                    (State)

    Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED, _____________________________ hereby sell(s), assign(s)
and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
        OF ASSIGNEE
_____________________________

_____________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
registered in the name of the undersigned on the books of the Company and represented by the within Certificate, and does hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
of the undersigned to transfer the said shares on the register of transfers and books of the within named Company with full power of substitution hereunder.

Dated ____________________________

                                            X__________________________________
                                            X__________________________________
                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME(S) AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By_________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(e.g. BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT
UNIONS WITH MEMBERSHIP IN AN APPROVED
MEDALLION SIGNATURE GUARANTEE PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.